UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number   (811-07168)
                                                     -----------

                              HENNESSY FUNDS TRUST
                              --------------------
               (Exact name of registrant as specified in charter)

                              THE COURTYARD SQUARE
                              --------------------
                          750 GRANT AVENUE, SUITE 100
                          ---------------------------
                                NOVATO, CA 94945
                                ----------------
              (Address of principal executive offices) (Zip code)

                                NEIL J. HENNESSY
                                ----------------
                            HENNESSY ADVISORS, INC.
                            -----------------------
                              THE COURTYARD SQUARE
                              --------------------
                          750 GRANT AVENUE, SUITE 100
                          ---------------------------
                                NOVATO, CA 94945
                                ----------------
                    (Name and address of agent for service)

                                  800-966-4354
                                  ------------
               Registrant's telephone number, including area code

Date of fiscal year end: JUNE 30, 2005
                         -------------

Date of reporting period:  JUNE 30, 2005
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 HENNESSY FUNDS

                                 ANNUAL REPORT

                                 JUNE 30, 2005

                  HENNESSY CORNERSTONE GROWTH FUND, SERIES II
                      FORMERLY KNOWN AS THE HENLOPEN FUND
                               FUND SYMBOL: HENLX

                             (HENNESSY FUNDS LOGO)
                          FORMULAS FOR SMART INVESTING

CONTENTS

Letter to shareholders                                                       1
Financial statements
   Summary of statement of net assets                                        5
   Statement of operations                                                  10
   Statements of changes in net assets                                      11
   Financial highlights                                                     12
Notes to financial statements                                               14
Report of Independent Registered Public Accounting Firm                     18
Expense example                                                             19
Trustees and officers of the Fund                                           22
Proxy voting policy                                                         26
Advisory agreement                                                          27

LETTER TO SHAREHOLDERS

                                                                     August 2005

DEAR HENNESSY FUND SHAREHOLDER:

Welcome to the Hennessy family of mutual funds and thank you for voting for Hennessy Advisors, Inc. to manage your investment in The Henlopen Fund. We manage our funds with the highest ethical standards in the investment industry and at Hennessy Funds our shareholders always come first. Those are the principles that we founded our business on 16 years ago, and those are the principles that guide us today. I am pleased to announce that your Fund expense ratio has been lowered from 1.33% to 1.25% effective July 1, 2005. To provide an extra measure of confidence, we will cap expenses at 1.25% through June 2006.

   We want you to get to know about our funds and about us. The Hennessy Funds are a family of no-load mutual funds, which utilize time-tested, quantitative stock selection strategies. We do not let emotions, hunches and fads play any part in our investment decisions. We will manage your Fund with discipline and consistency, and we will not stray from our proven investment formula. As a part of the Hennessy family of investors, you can be confident that your money is invested as promised in the prospectus. We feel it is critical for you, as our mutual fund shareholders, to understand the strategies, risks and costs of investing, as well as the rewards. That is why the strategy and performance of your Fund is fully disclosed.

HOW WE WILL MANAGE YOUR INVESTMENT

On July 1st, the name of The Henlopen Fund changed to HENNESSY CORNERSTONE GROWTH FUND, SERIES II. The Fund symbol (HENLX) remains the same. The Fund is now managed using a disciplined, quantitative formula, known as the Cornerstone Growth Strategy(R). The objective of the Fund remains the same - long-term capital appreciation. The Hennessy Cornerstone Growth Fund, Series II, similar to The Henlopen Fund, will utilize both value and momentum criteria to select growth-oriented companies that can be purchased at a reasonable price. Specifically, the Cornerstone Growth Strategy selects the 50 stocks that have the highest one-year stock price appreciation that also meet the following criteria:

   - Market capitalization above $134 million
   - Price to sales ratio below 1.5
   - Annual earnings higher than the previous year
   - Positive stock price appreciation over the past 3- and 6-month periods

RETURNS AT A GLANCE (AS OF JUNE 30, 2005)

                                    One-Year      Five-Year       Ten-Year        Since
                                   Annualized     Annualized     Annualized     Inception
                                     Return         Return         Return       (12/2/92)
                                   ----------     ----------     ----------     ---------
HENNESSY CORNERSTONE GROWTH
  FUND, SERIES II (FORMERLY
  THE HENLOPEN FUND)                 13.04%         3.37%          15.09%         15.79%
Lipper Growth Fund Index              5.21%         -5.64%          7.60%         10.93%
S&P 500 Index                         6.32%         -2.37%          9.94%         10.50%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING WWW.HENNESSYFUNDS.COM. THE TABLE ABOVE AND FOLLOWING CHART DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE PERFORMANCE OF THE FUND

For the twelve-month period ending June 30, 2005, the returns for the Hennessy Cornerstone Growth Fund, Series II (which was known as The Henlopen Fund during this period) were more than double the returns of each of the indices used to benchmark the Fund's performance. For the twelve-month period, the Hennessy Cornerstone Growth Fund, Series II returned +13.04%, versus the S&P 500 Index at +6.32% and the Lipper Growth Fund Index at +5.21%. As reported by the previous manager in quarterly and semi-annual reports to shareholders, the Fund saw broad weakness in its technology holdings, while retail, metals and energy-related holdings posted solid gains in the first quarter of the fiscal year. In the second quarter, the Fund's performance was driven by the general market rally following the presidential election, with especially strong gains in the gaming, tanker, homebuilding and financial sectors. In the second half of the fiscal year, the Fund showed strong performance in the mining and energy sectors, and performance in the most recent quarter was driven significantly by the Fund's strong concentration (over 25% of the portfolio) in the energy sector.

SINCE INCEPTION COMPARISON OF CHANGE IN
VALUE OF A $10,000 INVESTMENT IN

               HENNESSY CORNERSTONE GROWTH FUND, SERIES II*<F1>,
                   S&P 500 INDEX AND LIPPER GROWTH FUND INDEX

                Hennessy Cornerstone Growth                     Lipper Growth
     Date           Fund, Series II*<F1>       S&P 500 Index      Fund Index
     ----       ---------------------------    -------------    -------------
    6/30/95               $10,000                 $10,000          $10,000
    6/30/96               $13,839                 $12,620          $12,070
    6/30/97               $14,534                 $16,999          $14,919
    6/30/98               $19,300                 $22,150          $19,439
    6/30/99               $22,471                 $27,178          $23,657
  6/30/2000               $34,540                 $29,135          $27,821
  6/30/2001               $24,882                 $24,814          $21,564
  6/30/2002               $21,868                 $20,351          $16,639
  6/30/2003               $23,614                 $20,402          $16,860
  6/30/2004               $36,105                 $24,300          $19,787
  6/30/2005               $40,812                 $25,836          $20,818

                          AVERAGE ANNUAL TOTAL RETURN

                 1-Year              5-Year             10-Year
                 ------              ------             -------
                 13.04%              3.37%               15.09%

*<F1> For the 1996-2005 fiscal years, Landis Associates LLC was the Fund's investment adviser and portfolio manager. On July 1, 2005, Hennessy Advisors, Inc. became the investment adviser and portfolio manager.

OUR OUTLOOK

Despite tremendous negativity and volatility in the markets, I continue to be bullish about the economy. Interest rates remain at historic lows and inflation is in check. Corporations are seeing stronger earnings and are increasing their spending and hiring. Despite these positive economic indicators, the market has not rallied as might be expected. In this otherwise strong economy, investors appear to have lacked the confidence and enthusiasm to drive the markets higher.

   One of the metrics we use to screen for undervalued stocks is a low price-to-sales ratio. We recently used this metric to analyze the market overall, and we were not surprised to find that the market appears to be undervalued versus historical levels. The S&P 500 Index currently has a price-to-sales ratio of 1.5, which is approximately 5% below the average levels over the past ten years, and is significantly below the high of 2.3 we saw in 2000. Couple this general market undervaluation with the estimates for growth in corporate earnings in the S&P 500 of approximately 9-10% and you may agree with me that the market appears poised to run.

   At Hennessy Funds, we know one of the keys to investing success is maintaining a long-term view. We remain invested in the market and adhere to our formulas through good and bad markets, and we never let headlines or emotions distract us from our proven strategies. Of course, no one has a crystal ball that can predict the movements of the stock market. However, history tends to repeat itself, and we continue to believe that the market, over the long-run, will gain approximately 10-11% per year. The intelligent investor will continue to buy and hold mutual funds that employ strategies they understand and that have shown solid performance over time.

   As I look forward, I expect we will see continued volatility and increasing speculation by individual investors and analysts alike. However, with strong positive economic factors in place, I continue to be a market bull, anticipating strong market performance over the long run.

   At Hennessy Funds, we remain committed to our proven, disciplined investment style, and foremost we are committed to our shareholders. Thank you for your trust and confidence, and if you have any questions about this change in management of the Fund, or would like additional information about the Fund, please don't hesitate to call us at (800) 966-4354, or visit our website at www.hennessyfunds.com. We look forward to a long and successful partnership.

Best regards,

/s/Neil J. Hennessy

Neil J. Hennessy
President & Portfolio Manager

SMALL- AND MEDIUM-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES. INVESTMENTS IN FOREIGN SECURITIES INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

The S&P 500 Index is an unmanaged index of stocks commonly used to measure the performance of U.S. stocks. The Lipper Growth Fund Index is an index of mutual funds having an investment objective similar to the Fund's investment objective. One cannot invest directly in an index.

While the Fund is no-load, management and other expenses still apply. Please refer to the Prospectus for further details.

Price-to-sales ratio is a tool for calculating a stock's valuation relative to other companies. It is calculated by dividing a stock's current price by its revenue per share.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice. 8/05

SUMMARY OF STATEMENT OF NET ASSETS

The following summary of statement of net assets is designed to help investors better understand the Fund's principal holdings. The summary is as of June 30, 2005.

                      INDUSTRY SECTORS AS OF JUNE 30, 2005

                    Energy                             25.7%
                    Consumer-Cyclicals                 18.5%
                    Industrials                        12.2%
                    Consumer - Non-Cyclicals            8.6%
                    Financial                           7.7%
                    Basic Materials                     5.7%
                    Communications                      4.8%
                    REITS                               2.4%
                    Technology                          2.0%
                    Other Investments                   1.4%
                    Cash                               11.0%

FINANCIAL STATEMENTS

LONG-TERM INVESTMENTS - 89.0% (a)<F3>
COMMON STOCKS - 85.2% (a)<F3>
                                          Shares         Cost         Value
                                          ------         ----         -----
Basic Materials Sector - 5.7%
Ashland Inc.*<F2>                           45,000  $  3,091,500  $  3,234,150
Cameco Corp.                               100,000     1,668,053     4,475,000
Cleveland-Cliffs Inc.                       25,000     1,956,675     1,444,000
Oregon Steel Mills, Inc.*<F2>              150,000     3,001,755     2,581,500
Rio Tinto PLC - SP-ADR                      10,000     1,269,146     1,219,200
Universal Stainless &
  Alloy Products, Inc.*<F2>                 82,000     1,075,764       996,382
Western Silver Corp.*<F2>                  360,000     1,269,629     3,132,000
                                       -----------  ------------  ------------
                                                      13,332,522    17,082,232

Communications Sector - 4.8%
America Movil S.A. de C.V. ADR Series L     60,000     3,199,233     3,576,600
CheckFree Corp.*<F2>                        85,000     3,150,264     2,895,100
Forgent Networks, Inc.*<F2>                400,000     1,170,401       588,000
JAMDAT Mobile Inc.*<F2>                     75,000     2,141,453     2,076,000
Marchex, Inc. Cl B*<F2>                    200,000     1,967,000     3,008,000
XM Satellite Radio Holdings Inc.*<F2>       65,000     2,044,985     2,187,900
                                       -----------  ------------  ------------
                                                      13,673,336    14,331,600

Consumer, Cyclical Sector - 18.5%
Abercrombie & Fitch Co.                     25,000     1,617,510     1,717,500
Alliance Gaming Corp.*<F2>                 100,000     1,502,630     1,402,000
Amerigon Inc.*<F2>                         400,000     2,151,000     1,400,000
Aztar Corp.*<F2>                           100,000     2,891,608     3,425,000
Building Materials Holding Corp.            46,500     2,576,463     3,221,985
Comstock Homebuilding
  Companies, Inc.*<F2>                     135,000     2,605,944     3,269,700
Gaylord Entertainment Co.*<F2>              90,000     3,392,226     4,184,100
Harrah's Entertainment, Inc.                50,000     3,415,710     3,603,500
Hartmarx Corp.*<F2>                        100,000       994,000     1,007,000
Isle of Capri Casinos, Inc.*<F2>            75,000     1,868,265     1,965,000
KB Home, Inc.                               50,000     2,745,647     3,811,500
Kohl's Corp.*<F2>                           50,000     2,754,385     2,795,500
Nevada Gold & Casinos, Inc.*<F2>           229,300     2,889,024     2,487,905
Penn National Gaming, Inc.*<F2>            100,000     3,341,120     3,650,000
Pulte Homes, Inc.                           40,000     3,045,761     3,370,000
Rubio's Restaurants, Inc.*<F2>             245,000     2,098,908     2,560,250
Rush Enterprises, Inc.*<F2>                200,000     3,208,630     2,668,000
The Sports Authority, Inc.*<F2>            120,000     3,441,241     3,816,000
Stanley Furniture Company, Inc.            116,500     2,572,418     2,861,240
WestCoast Hospitality Corp.*<F2>           300,300     2,002,776     2,063,061
                                       -----------  ------------  ------------
                                                      51,115,266    55,279,241

Consumer, Non-Cyclical Sector - 8.6%
Access Pharmaceuticals, Inc.*<F2>          250,000     1,513,841       462,500
Amylin Pharmaceuticals, Inc.*<F2>          100,000     1,852,300     2,093,000
Bioveris Corp.*<F2>                        310,000     5,285,500     1,354,700
Community Health Systems Inc.*<F2>          85,000     3,218,083     3,212,150
ImClone Systems Inc.*<F2>                  100,000     3,330,540     3,097,000
Neurometrix Inc.*<F2>                      150,000     1,200,000     3,004,500
OXiGENE, Inc.*<F2>                         200,000     1,821,327       908,000
Schering-Plough Corp.                      100,000     2,071,000     1,906,000
Steiner Leisure Ltd.*<F2>                   75,000     2,563,703     2,780,250
StemCells, Inc.*<F2>                       200,000     1,236,520       842,000
Universal Health Services, Inc. Cl B        60,000     3,150,690     3,730,800
Wyeth                                       50,000     2,243,900     2,225,000
                                       -----------  ------------  ------------
                                                      29,487,404    25,615,900

Energy Sector - 25.7%
ATP Oil & Gas Corp.*<F2>                   150,000     2,395,400     3,510,000
Burlington Resources Inc.                   90,000     2,878,354     4,971,600
Cimarex Energy Co.*<F2>                     30,000     1,076,001     1,167,300
CONSOL Energy Inc.                          75,000     2,574,682     4,018,500
ENSCO International Inc.                    70,000     2,623,111     2,502,500
EOG Resources, Inc.                        100,000     2,713,825     5,680,000
Grey Wolf, Inc.*<F2>                       600,000     3,887,199     4,446,000
Helmerich & Payne, Inc.                     50,000     1,820,985     2,346,000
KCS Energy, Inc.*<F2>                      200,000     1,878,383     3,474,000
Lufkin Industries, Inc.                    100,000     3,138,309     3,598,000
McMoRan Exploration Co.*<F2>               100,000     1,492,010     1,951,000
Murphy Oil Corp.                            70,000     2,904,355     3,656,100
Noble Energy, Inc.                          50,000     2,702,440     3,782,500
Occidental Petroleum Corp.                  25,000     1,626,360     1,923,250
Patterson-UTI Energy, Inc.                  40,000     1,146,196     1,113,200
Pioneer Natural Resources Co.               90,000     3,455,655     3,787,200
Plains Exploration & Production Co.*<F2>    75,000     1,711,560     2,664,750
Questar Corp.                               25,000     1,608,920     1,647,500
Quicksilver Resources Inc.*<F2>             60,000     1,862,884     3,835,800
Southwestern Energy Co.*<F2>                80,000       941,264     3,758,400
Suncor Energy, Inc.                         90,000     2,837,790     4,258,800
Tesoro Corp.                                65,000     2,839,454     3,023,800
Ultra Petroleum Corp.*<F2>                  60,000     1,664,949     1,821,600
Valero Energy Corp.                         50,000     3,813,390     3,955,500
                                       -----------  ------------  ------------
                                                      55,593,476    76,893,300

Financial Sector - 7.7%
ASTA Funding, Inc.                          60,000     1,481,974     1,666,800
Franklin Bank Corp.*<F2>                   100,000     1,842,311     1,876,000
North Fork Bancorporation, Inc.             75,000     2,191,090     2,106,750
Pacific Premier Bancorp, Inc.*<F2>         185,000     2,420,688     1,981,350
PrivateBancorp, Inc.                        50,000     1,650,323     1,769,000
Sanders Morris Harris Group Inc.           225,000     2,866,527     3,870,000
Shore Bancshares, Inc.                      37,500     1,217,385     1,059,750
The St. Joe Co.                             45,000     3,238,510     3,669,300
Texas United Bancshares, Inc.               93,000     1,581,486     1,692,600
WSFS Financial Corp.                        60,000     3,398,755     3,282,600
                                       -----------  ------------  ------------
                                                      21,889,049    22,974,150

Industrials Sector - 12.2%
Ampex Corp.*<F2>                            81,500     3,518,270     3,202,950
ARGON ST, Inc.*<F2>                         75,000     2,681,745     2,662,500
Axsys Technologies, Inc.*<F2>              200,000     3,344,002     3,530,200
Energy Conversion Devices, Inc.*<F2>       200,000     3,445,412     4,476,000
Frontline Ltd.                              25,000     1,120,002     1,006,000
Golar LNG Ltd.*<F2>                        125,000     2,093,343     1,500,000
Jacobs Engineering Group Inc.*<F2>          30,000     1,572,633     1,687,800
Manitowoc Company, Inc.                     80,000     2,983,475     3,281,600
McDermott International, Inc.*<F2>         175,000     3,908,800     3,675,000
NS Group, Inc.*<F2>                        118,700     3,324,170     3,858,937
Perini Corp.*<F2>                          200,000     3,266,840     3,284,000
Texas Industries, Inc.                      25,000     1,417,088     1,405,750
Washington Group
  International, Inc.*<F2>                  55,000     2,209,944     2,811,600
                                       -----------  ------------  ------------
                                                      34,885,724    36,382,337

Technology Sector - 2.0%
Eclipsys Corp.*<F2>                        100,000     1,914,050     1,407,000
Novell, Inc.*<F2>                          500,000     2,454,555     3,100,000
Semitool, Inc.*<F2>                        175,000     2,247,925     1,669,500
                                       -----------  ------------  ------------
                                                       6,616,530     6,176,500

TOTAL COMMON STOCKS                                  226,593,307   254,735,260

OTHER INVESTMENTS - 1.4% (a)<F3>
Fording Canadian Coal Trust                 45,000     3,796,962     4,149,000

REITS - 2.4 % (a)<F3>
ECC Capital Corp.                          400,000     2,703,000     2,664,000
New Century Financial Corp.                 70,000     4,158,297     3,601,500
ProLogis                                    25,000     1,004,850     1,006,000
                                       -----------  ------------  ------------
TOTAL REITS                                            7,866,147     7,271,500

TOTAL LONG-TERM INVESTMENTS                          238,256,416   266,155,760

SHORT-TERM
INVESTMENTS - 11.0% (a)<F3>             Principal
                                         Amount
                                        ---------
Commercial Paper - 4.3%
General Electric Capital Corp.,
  3.15%, due 7/01/05                   $13,000,000    13,000,000    13,000,000

Variable Rate Demand Notes - 6.7%
American Family Financial
  Services, 2.95%                        2,880,000     2,880,000     2,880,000
U.S. Bank, N.A., 3.08%                  16,579,128    16,579,128    16,579,128
Wisconsin Corporate
Central Credit Union, 3.00%                520,000       520,000       520,000
                                       -----------  ------------  ------------
TOTAL VARIABLE RATE DEMAND NOTES                      19,979,128    19,979,128
                                                    ------------  ------------
TOTAL SHORT-TERM INVESTMENTS                          32,979,128    32,979,128
                                                    ------------  ------------
TOTAL INVESTMENTS                                   $271,235,544   299,134,888
                                                    ------------  ------------
Liabilities, less cash and
receivables (0.0%) (a)<F3>                                            (165,421)
                                                                  ------------
NET ASSETS                                                        $298,969,467
                                                                  ------------
                                                                  ------------

Net Asset Value Per Share
(No par value, unlimited
shares authorized), offering
and redemption price
($298,969,467 / 9,555,591
shares outstanding)                                                     $31.29
                                                                  ------------
                                                                  ------------

  *<F2>   Non-income producing security.
(a)<F3> Percentages for the various classifications relate to net assets. ADR - American Depository Receipts
The accompanying notes to financial statements are an integral part of this statement.

FINANCIAL STATEMENTS

Statement of Operations  For the Year Ended June 30, 2005

INCOME:
   Dividends                                                       $ 2,327,527
   Interest                                                            283,888
                                                                   -----------
       Total income                                                  2,611,415
                                                                   -----------

EXPENSES:
   Investment management fees                                        3,111,485
   Transfer agent fees                                                 445,049
   Administrative services                                             222,193
   Printing and postage expense                                        116,532
   Custodian fees                                                       74,432
   Professional fees                                                    49,053
   Registration fees                                                    45,680
   Insurance expense                                                    41,612
   Board of Trustees fees                                               18,000
   Other expenses                                                        8,372
                                                                   -----------
       Total expenses                                                4,132,408
                                                                   -----------
NET INVESTMENT LOSS                                                 (1,520,993)
                                                                   -----------

NET REALIZED GAIN ON INVESTMENTS                                    16,052,260
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                    18,659,508
                                                                   -----------
NET GAIN ON INVESTMENTS                                             34,711,768
                                                                   -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $33,190,775
                                                                   -----------
                                                                   -----------

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets  For the Years Ended June 30, 2005 and 2004

                                                                 2005                2004
                                                                 ----                ----
OPERATIONS:
   Net investment loss                                      $ (1,520,993)       $ (1,709,190)
   Net realized gain on investments                           16,052,260          26,606,550
   Change in unrealized appreciation on investments           18,659,508          23,126,655
                                                            ------------        ------------
   Net increase in net assets resulting from operations       33,190,775          48,024,015
                                                            ------------        ------------

DISTRIBUTION TO SHAREHOLDERS:
   Dividend from net investment income
   ($0.01002 per share)                                         (108,497)*<F4>            --
                                                            ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (3,865,585
   and 10,464,939 shares, respectively)                      108,849,934         278,958,856
   Net asset value of shares issued in
   distributions (3,532 shares)                                  107,365                  --
   Cost of shares redeemed (6,875,515
   and 2,202,536 shares, respectively)                      (190,917,296)        (57,182,968)
   Redemption fees                                                23,301              66,882
                                                            ------------        ------------
   Net (decrease) increase in net assets
   derived from Fund share activities                        (81,936,696)        221,842,770
                                                            ------------        ------------
TOTAL (DECREASE) INCREASE                                    (48,854,418)        269,866,785

NET ASSETS AT THE BEGINNING OF THE YEAR                      347,823,885          77,957,100
                                                            ------------        ------------
NET ASSETS AT THE END OF THE YEAR
  (Includes accumulated net investment loss
  of ($1,871,871) and ($1,189,371), respectively)           $298,969,467        $347,823,885
                                                            ------------        ------------
                                                            ------------        ------------

*<F4>   See Note 7

The accompanying notes to financial statements are an integral part of these statements.

Financial Highlights
(Selected data for each share of the Fund outstanding throughout each year)

                                                                                 For the Years Ended June 30,
                                                               ----------------------------------------------------------------
                                                               2005           2004           2003           2002           2001
                                                               ----           ----           ----           ----           ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $27.69         $18.13         $16.79         $19.15         $28.39
                                                              ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (a)<F5>                                 (0.14)         (0.23)         (0.16)         (0.18)         (0.16)
   Net realized and unrealized
   gains (losses) on investments                                3.75           9.79           1.50          (2.14)         (7.85)
                                                              ------         ------         ------         ------         ------
       Total from investment operations                         3.61           9.56           1.34          (2.32)         (8.01)
                                                              ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   Dividend from net investment income                         (0.01)            --             --             --             --
   Distributions from net realized gains                          --             --             --          (0.04)         (1.23)
                                                              ------         ------         ------         ------         ------
       Total from distributions                                (0.01)            --             --          (0.04)         (1.23)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $31.29         $27.69         $18.13         $16.79         $19.15
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

TOTAL RETURN                                                  13.04%         52.73%          7.98%       (12.11)%       (27.96)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)                      298,969        347,824         77,957         95,317        150,872
   Ratio of expenses to average net assets                     1.33%          1.38%          1.58%          1.39%          1.28%
   Ratio of net investment loss to average net assets        (0.49)%        (0.90)%        (1.04)%        (0.98)%        (0.74)%
   Portfolio turnover rate                                   192.24%        113.27%         90.06%        132.21%        287.66%

(a)<F5> Net investment loss per share is calculated using average shares outstanding.

The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
June 30, 2005

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

The following is a summary of significant accounting policies of the Hennessy Cornerstone Growth Fund, Series II (the "Fund") (formerly known as The Henlopen
Fund), which is organized as a Delaware Business Trust and is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended. The Fund commenced operations on December 2, 1992. The investment objective of the Fund is long-term capital appreciation. Effective July 1, 2005, the Fund will invest in growth-oriented common stocks by utilizing a highly disciplined, quantitative formula known as the Cornerstone Growth Strategy(R).

(a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price.
      Effective July 1, 2005, the Fund will no longer use Nasdaq Official Closing Price for securities traded on the Nasdaq National Market. These securities will be priced at the last sale price on the security exchange on which such securities are primarily traded. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on trade date.

(b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

(e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(h) Prior to July 1, 2005, the Fund imposed a 1.0% redemption fee on the value of shares redeemed less than 30 days after purchase. Effective with shares purchased on or after July 1, 2005, the Fund will impose a 1.5% redemption fee on the value of shares redeemed less than three months after purchase. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or through the systematic withdrawal plan. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to paid in capital.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

As a result of a special meeting of shareholders, on June 9, 2005, a new advisory agreement was approved naming Hennessy Advisors, Inc. as the new investment adviser. Under the terms of the new agreement, effective July 1, 2005, Hennessy Advisors, Inc. will receive an annual fee, payable monthly, of 0.74% of the Fund's average daily net assets. In addition, Hennessy Advisors, Inc., has agreed to reimburse the Fund to the extent necessary to ensure that the total annual Fund operating expense does not exceed 1.25%. This expense cap will be in effect through June 30, 2006. Prior to July 1, 2005, the Fund had a management agreement with Landis Associates LLC ("Landis"), with whom certain officers and trustees of the Fund were affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund paid Landis a monthly management fee at the annual rate of 1% on the daily net assets of the Fund.

   Subsequent to the fiscal year ended June 30, 2005, the Fund decided to change service providers for administrative and accounting services. Effective July 1, 2005, U.S. Bancorp Fund Services, LLC will be the administrator and fund accountant for the Fund. Prior to July 1, 2005, the Fund had an administrative agreement with Fiduciary Management, Inc. ("FMI"), with whom an officer of the Fund was affiliated, to supervise all aspects of the Fund's operations except those performed by Landis. Under the terms of the agreement, the Fund paid FMI a monthly administrative fee at the annual rate of 0.2% on the first $30,000,000 of the daily net assets of the Fund, 0.1% on the daily net assets of the Fund on the next $30,000,000 and 0.05% on the daily net assets of the Fund over $60,000,000.

   In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  DISTRIBUTIONS TO SHAREHOLDERS --

Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On July 13, 2005, the Fund distributed $6,598,182 from short-term realized gains ($0.69794 per share). The distribution was paid on July 13, 2005 to shareholders of record on July 12, 2005.

(4)  INVESTMENT TRANSACTIONS --

For the year ended June 30, 2005, purchases and proceeds of sales of investment securities (excluding short-term securities) were $577,368,114 and $683,306,604, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

As of June 30, 2005, liabilities of the Fund included the following:

     Due to custodian                                             $    214,028
     Payable to Landis for management fees                             197,944
     Payable to shareholders for redemptions                            58,758
     Payable to FMIfor administrative fees                              17,235
     Other liabilities                                                  50,236

(6)  SOURCES OF NET ASSETS --

As of June 30, 2005 the sources of net assets were as follows:

     Fund shares issued and outstanding                           $266,788,556
     Net unrealized appreciation on investments                     27,899,344
     Undistributed net realized gains                                6,153,438
     Accumulated net investment loss                                (1,871,871)
                                                                  ------------
                                                                  $298,969,467
                                                                  ------------
                                                                  ------------

(7)  INCOME TAX INFORMATION --

The following information for the Fund is presented on an income tax basis as of June 30, 2005:

                      GROSS           GROSS        NET UNREALIZED    DISTRIBUTABLE    DISTRIBUTABLE
      COST OF       UNREALIZED      UNREALIZED      APPRECIATION        ORDINARY        LONG-TERM
    INVESTMENTS    APPRECIATION    DEPRECIATION    ON INVESTMENTS        INCOME       CAPITAL GAINS
    -----------    ------------    ------------    --------------    -------------    -------------
    $273,107,627   $41,540,016     $15,512,755       $26,027,261       $6,598,182         $ --

   The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and for mark to market for Passive Foreign Investment Companies ("PFICs").

   The tax components of dividends paid during the years ended June 30, 2005 and 2004, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of June 30, 2005, and tax basis post-October losses as of June 30, 2005, which are not recognized for tax purposes until the first day of the following fiscal year are:

                           JUNE 30, 2005                                     JUNE 30, 2004
   -------------------------------------------------------------    -------------------------------
      ORDINARY       LONG -TERM      NET CAPITAL                       ORDINARY         LONG-TERM
       INCOME      CAPITAL GAINS        LOSS        POST-OCTOBER        INCOME        CAPITAL GAINS
   DISTRIBUTIONS   DISTRIBUTIONS     CARRYOVERS        LOSSES       DISTRIBUTIONS     DISTRIBUTIONS
   -------------   -------------     -----------    ------------    -------------     -------------
      $108,497         $  --            $  --         $444,531          $  --             $  --

   The Fund utilized $8,943,326 of its capital loss carryovers during the year ended June 30, 2005.

   For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended June 30, 2005 which is designated as qualifying for the dividends received deduction is 4.6%, (unaudited).

   For shareholders in the Fund, the percentage of dividend income distributed for the year ended June 30, 2005 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100%, (unaudited).

(8)  MATTERS SUBMITTED TO A SHAREHOLDER VOTE (UNAUDITED) --

A special meeting of shareholders of The Henlopen Fund was held on June 9, 2005 and the following matters were approved by such Fund's voting shares:

                                                  For       Against    Abstain
                                                  ---       -------    -------
   1)  Approve a new investment advisory
       agreement for the Fund with
       Hennessy Advisors, Inc.;                9,322,407    228,103    102,530

   2)  Elect four trustees of the Fund:
           J. Dennis DeSousa                   9,421,080          0    231,959
           Robert T. Doyle                     9,425,013          0    228,026
           Gerald P. Richardson                9,431,688          0    221,352
           Neil J. Hennessy                    9,388,235          0    264,804

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees
of the Hennessy Cornerstone Growth Fund, Series II
(formerly known as The Henlopen Fund)

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Hennessy Cornerstone Growth Fund, Series II (the "Fund") (formerly known as The Henlopen Fund) at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
July 28, 2005

EXPENSE EXAMPLE June 30, 2005

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Hennessy Cornerstone Growth Fund, Series II and to compare these costs with the ongoing costs of investing in other mutual funds.

   The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

   In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING           ENDING            EXPENSES PAID
                                              ACCOUNT            ACCOUNT         DURING PERIOD*<F6>
                                           VALUE 1/01/05      VALUE 6/30/05       1/01/05-6/30/05
                                           -------------      -------------      ------------------
Hennessy Cornerstone
  Growth Fund, Series II Actual $1,000       $1,000.00          $1,026.90              $6.99
Hypothetical (5% return before expenses)     $1,000.00          $1,017.90              $6.95

*<F6> Expenses are equal to the Fund's annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period between January 1, 2005 and June 30, 2005).

TRUSTEES AND OFFICERS OF THE FUND

As a Delaware statutory trust, the business and affairs of the Fund are managed by its officers under the direction of its Board of Trustees. Prior to July 1, 2005, the trustees were Michael L. Hershey, Howard E. Cosgrove, Robert J. Fahey, Jr. and John H. Remer. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the current trustees and officers of the Fund are as follows:

                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                     IN THE FUND      OTHER
                                POSITION(S)     TERM OF OFFICE                                       COMPLEX          DIRECTORSHIPS
                                HELD WITH       AND LENGTH OF       PRINCIPAL OCCUPATION(S)          OVERSEEN BY      HELD BY
NAME, AGE AND ADDRESS           THE FUND        TIME SERVED         DURING PAST 5 YEARS              TRUSTEE (1)<F7>  TRUSTEE
---------------------           -----------     --------------      -----------------------          ---------------  -------------
"DISINTERESTED PERSONS"
J. Dennis DeSousa               Trustee         Indefinite, until   Currently a real                 6                None.
Age:  68                                        successor elected   estate investor.
Address:
c/o Hennessy Advisors, Inc.                     Newly elected
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, CA  94945

Robert T. Doyle                 Trustee         Indefinite, until   Currently the Sheriff of         6                None.
Age:  57                                        successor elected   Marin County, California
Address:                                                            (since 1996) and has been
c/o Hennessy Advisors, Inc.                     Newly elected       employed in the Marin County
The Courtyard Square                                                Sheriff's Office in various
750 Grant Avenue, Suite 100                                         capacities since 1969.
Novato, CA  94945

Gerald P. Richardson            Trustee         Indefinite, until   Chief Executive Officer and      6                None.
Age:  58                                        successor elected   owner of ORBIS Payment
Address:                                                            Services since January 2001;
c/o Hennessy Advisors, Inc.                     Newly elected       and in 2000, Mr. Richardson
The Courtyard Square                                                was an independent consultant.
750 Grant Avenue, Suite 100
Novato, CA  94945

"INTERESTED PERSONS"

Neil J. Hennessy(1)<F7>(2)<F8>  Trustee         Trustee:            President, Chairman, CEO and     6                Director of
Age:  49                        and President   --------            Portfolio Manager of Hennessy                     Hennessy
Address:                                        Indefinite, until   Advisors, Inc., the Fund's                        Advisors,
c/o Hennessy Advisors, Inc.                     successor elected   investment adviser, since                         Inc.
The Courtyard Square                            Newly elected       1989; President of The Hennessy
750 Grant Avenue, Suite 100                                         Mutual Funds, Inc. and The
Novato, CA  94945                               Officer:            Hennessy Funds, Inc. since 1996.
                                                --------
                                                1 year term

                                                Newly elected

Frank Ingarra, Jr. (2)<F8>      Assistant       1 year term         Assistant Portfolio Manager      Not              Not
Age:  33                        Portfolio                           for Hennessy Advisors, Inc.,     applicable.      applicable.
Address:                        Manager and     Newly elected       the Fund's  investment adviser,
c/o Hennessy Advisors, Inc.     Vice President                      from March 2002 to the present;
The Courtyard Square                                                from August 2000 through March
750 Grant Avenue, Suite 100                                         2002, Mr. Ingarra was the head
Novato, CA  94945                                                   trader for Hennessy Advisors,
                                                                    Inc.; from August 2002 to
                                                                    the present, Mr. Ingarra has
                                                                    been a Vice President of The
                                                                    Hennessy Mutual Funds, Inc. and
                                                                    The Hennessy Funds, Inc.; and
                                                                    from July 1999 through August
                                                                    2000, Mr. Ingarra was the Vice
                                                                    President and lead trader for
                                                                    O'Shaughnessy Capital Management.

Harry F. Thomas(2)<F8>          Chief           1 year term         Chief Compliance Officer for     Not              Not
Age:  58                        Compliance                          Hennessy Advisors, Inc., the     applicable.      applicable.
Address:                        Officer         Newly elected       Fund's investment adviser,
c/o Hennessy Advisors, Inc.                                         since 2004; retired business
The Courtyard Square                                                executive from 2001 through
750 Grant Avenue, Suite 100                                         2004; director of The Hennessy
Novato, CA  94945                                                   Mutual Funds, Inc. and The
                                                                    Hennessy Funds, Inc. from 2000
                                                                    to May 2004; and Managing
                                                                    Director of Emplifi, Inc., a
                                                                    consulting firm, from 1999
                                                                    through 2001.

Teresa M. Nilsen(2)<F8>         Executive Vice  1 year term         Currently Executive Vice         Not              Not
Age:  39                        President and                       President, Chief Financial       applicable.      applicable.
Address:                        Treasurer       Newly elected       Officer and Secretary of
c/o Hennessy Advisors, Inc.                                         Hennessy Advisors, Inc.,
The Courtyard Square                                                the Fund's investment adviser;
750 Grant Avenue, Suite 100                                         Ms. Nilsen has been the
Novato, CA  94945                                                   corporate secretary and a
                                                                    financial officer of Hennessy
                                                                    Advisors, Inc. since 1989; Ms.
                                                                    Nilsen has been an officer of
                                                                    The Hennessy Mutual Funds, Inc.
                                                                    and The Hennessy Funds, Inc.
                                                                    since 1996, and is currently
                                                                    Executive Vice President
                                                                    and Treasurer.

Daniel B. Steadman(2)<F8>       Executive Vice  1 year term         Executive Vice President of      Not              Not
Age:  49                        President and                       Hennessy Advisors, Inc., the     applicable.      applicable.
Address:                        Secretary       Newly elected       Fund's investment adviser,
c/o Hennessy Advisors, Inc.                                         from 2000 to the present;
The Courtyard Square                                                Vice President of Westamerica
750 Grant Avenue, Suite 100                                         Bank from 1995 through 2000;
Novato, CA  94945                                                   Mr. Steadman has been Executive
                                                                    Vice President and Secretary of
                                                                    The Hennessy Mutual Funds, Inc.
                                                                    and The Hennessy Funds, Inc.
                                                                    since 2000.

(1)<F7>   There are six portfolios in the fund complex overseen by the trustees:
          (a) the Fund; (b) the Hennessy Cornerstone Growth Fund, Hennessy Focus 30 Fund and Hennessy Cornerstone Value Fund, series of The Hennessy Mutual Funds, Inc.; and (c) the Hennessy Total Return Fund and Hennessy Balanced Fund, series of The Hennessy Funds, Inc. (collectively, the "Hennessy Funds").
                              --------------
(2)<F8> All officers of the Trust and employees of the Manager are interested persons (as defined in the 1940 Act) of the Trust.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICY AND PROXY VOTING RECORDS

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge:
(1) by calling 1-800-966-4354; (2) on the Hennessy Funds website at www.hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission's website at www.sec.gov. The Hennessy Cornerstone Growth Fund, Series II proxy voting record will be available on the SEC's website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's N-Q will also be available upon request by calling 1-800-966-4354.

ADVISORY AGREEMENT

At a meeting of the Board held on April 5, 2005, the Board of Trustees of the Fund, including all of the Independent Trustees, approved a new investment advisory agreement with Hennessy Advisors, Inc.

   In reaching a decision to engage Hennessy Advisors as the Fund's investment adviser, the Board, including all of the Independent Trustees, considered (1) the nature, extent and quality of the services to be provided by Hennessy Advisors as compared to the nature, extent and quality of the services previously provided by Landis Associates LLC; (2) the performance of the Fund over various periods as compared to the Hennessy Cornerstone Growth Fund and other funds managed by Hennessy Advisors, as well as the performance of the Hennessy Cornerstone Growth Fund over various periods as compared to the relevant Lipper category averages; (3) the lower compensation to be paid under the new agreement and the fairness of such compensation in light of the services to be provided as compared to that of Landis Associates LLC and the average compensation paid by mutual funds in the relevant Lipper category; (4) the lower expense ratio of the Fund under the new agreement as compared to the Fund's current expense ratio and the average expense ratio for mutual funds in the relevant Lipper category, as well as Hennessy Advisors' agreement to waive fees and reimburse expenses to the extent necessary to maintain the expense ratio under the new agreement through June 30, 2006; (5) the qualifications of Hennessy Advisors' personnel, portfolio management capabilities and investment methodologies; (6) Hennessy Advisors' operations, compliance program, policies with respect to trade allocation and brokerage practices and Code of Ethics; (7) the financial condition of Hennessy Advisors; (8) the personal investment by Neil J. Hennessy, the President of Hennessy Advisors, in the mutual funds managed by the firm; (9) the cost of services to be provided by Hennessy Advisors and Hennessy Advisors' profitability for the year ended September 30, 2004 in managing the Hennessy Funds and its estimated profitability in managing the Fund; (10) the extent to which economies of scale are relevant given the Fund's current asset size and current asset growth potential; (11) the appropriateness of the selection of Hennessy Advisors and the employment of the new investment strategy, which represents a formulaic approach to the Fund's current investment strategy; and (12) the benefits that Fund shareholders will realize by being part of the Hennessy Funds family, including the ability to purchase shares of the Fund on over 1500 platforms, to exchange into other Hennessy Funds and an unaffiliated money market fund, and to have access to the administrative support services provided by Hennessy Advisors (subject, with respect to such services, to a servicing fee).

   Prior to approving the new agreement, the Independent Trustees met in executive session with their independent counsel to discuss and consider the selection of Hennessy Advisors and the terms and conditions of the new agreement. They also discussed and considered the written information that had been provided to them in advance of the Board meeting relating to Hennessy Advisors and its personnel, operations, financial condition, philosophy of management and performance and the additional related information that had been provided by Hennessy Advisors during its presentation at the meeting.

   During the course of its deliberations, the Board, including all of the Independent Trustees, reached the following conclusions regarding Hennessy Advisors and the new agreement, among others:

   o Prior Fund Performance. Hennessy Advisors has demonstrated its abilities as an investment adviser while serving as the investment adviser to the Hennessy Funds. In particular, Hennessy Advisors is qualified to manage the Fund's assets in accordance with the new investment strategy based on Hennessy Advisors' performance in managing the Hennessy Cornerstone Growth Fund.

   o Investment Advisory Fees. The fees paid by the Fund under the new agreement are lower than both the fees paid by the Fund under the previous agreement and the average fees paid by mutual funds in the relevant Lipper category.

   o Total Expense Ratio. The expense ratio of the Fund will be lower under the new agreement, as Hennessy Advisors will enter into an operating expenses limitation agreement with the Fund, and will be lower than the average expense ratio for mutual funds in the relevant Lipper category.

   o Services Rendered by Hennessy Advisors. The services to be performed by Hennessy Advisors under the new agreement are substantially the same as the services performed by Landis under the previous agreement.

   o Profits. The estimated profits to be realized by Hennessy Advisors from its relationship with the Fund are not excessive.

   o Economies of Scale. Given the Fund's current asset size and current potential for asset growth, economies of scale are not a relevant consideration at this time.

   Thus, based upon its review, the Board concluded that the new investment advisory agreement was reasonable, fair and in the best interests of the Fund and the Fund's shareholders and the fees provided under the new investment advisory agreement were fair and reasonable.

                                FOR INFORMATION,
                            QUESTIONS OR ASSISTANCE,
                                  PLEASE CALL
                               THE HENNESSY FUNDS

                               1-800-966-4354 OR
                                 1-415-899-1555

                             (HENNESSY FUNDS LOGO)
                          FORMULAS FOR SMART INVESTING

                             WWW.HENNESSYFUNDS.COM

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

FUND
Hennessy Cornerstone Growth Fund, Series II
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, California 94945

INVESTMENT MANAGER
Hennessy Advisors, Inc.
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, California 94945
(800) 966-4354

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(800) 261-6950

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

TRUSTEES
J. Dennis DeSousa
Robert T. Doyle
Neil J. Hennessy
Gerald P. Richardson

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

On July 1, 2005, the registrant adopted a new code of ethics. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                                FYE  6/30/2005     FYE  6/30/2004
                                --------------     --------------
Audit Fees                           $14,250            $13,350
Audit-Related Fees                      -                  -
Tax Fees                              18,250              4,300
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees             FYE  6/30/2005    FYE  6/30/2004
----------------------             --------------    --------------
Registrant                              -                 -
Registrant's Investment Adviser         -                 -

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Hennessy Funds Trust
                   --------------------------

     By (Signature and Title) /s/Neil J. Hennessy
                              ---------------------------
                              Neil J. Hennessy, President

     Date   September 8, 2005
           -------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F9> /s/Neil J. Hennessy
                                   ---------------------------
                                   Neil J. Hennessy, President

     Date   September 8, 2005
           -------------------

     By (Signature and Title)*<F9> /s/Teresa M. Nilsen
                                   ---------------------------
                                   Teresa M. Nilsen, Treasurer

     Date   September 8, 2005
           -------------------

*<F9> Print the name and title of each signing officer under his or her signature.